Exhibit 99.1

Benson Hill’s Second Investor Day Showcases Technology Leadership and Strategic Positioning for Durable Growth in Multiple Value-Added Markets

•Company unpacks deep R&D product pipeline with its CropOS® technology platform to meet growing demand for plant-based protein and oil products.

•ADM plans to launch a portfolio of ADM soy ingredient products co-branded with and powered by Benson Hill technology in the second quarter of 2023.

•Company expects to open new market opportunities for its Ultra High Protein varieties through a commercial license agreement with Corteva Agriscience and M.S. Technologies L.L.C. for Enlist E3® soybean technology.

•Company signs with First National Bank of Omaha a nonbinding term sheet for a conventional debt facility for up to $100 million, pursuant to its plans for refinancing debt, implementing a new Liquidity Improvement Plan, and raising funds intended to achieve positive cash flow in 2025.

ST. LOUIS, MO – March 29, 2023 – Benson Hill, Inc. (NYSE: BHIL, the “Company” or “Benson Hill”), a food tech company unlocking the natural genetic diversity of plants, hosts its 2023 Investor Day today at the Company’s headquarters. The event will showcase Benson Hill’s clear management strategy and competitive moat that uniquely positions the Company to meet the consumer-driven demands of the evolving global food system.

“Since our last Investor Day, we have demonstrated that our strategy to scale innovative seed-to-plate soy ingredients for human food, aquaculture, and oil markets is working. We established a successful closed- loop business model and formed strategic partnerships that amplify the reach of our proprietary ingredients,” said Matt Crisp, Benson Hill Chief Executive Officer. “This year’s Investor Day will highlight the advantages of our CropOS® technology platform, our current commercial portfolio, and our extensive pipeline as we continue to drive adoption of our innovative products.”

Investors will hear from management on several business updates:

Building a foundation with farmer partners: Investors will engage with farmers who are helping to build an exclusive network of seed-to-fork acres. “Working with the Benson Hill team provides the kind of genuine partnership and progressive business opportunity many of our farmer community members have been waiting for,” said Matt Ronken, Chief Executive Officer of UnCommon Farms, a network of agribusiness experts and farmers helping build more profitable and sustainable farm operations.

Scaling the commercial portfolio through licensing and partnerships: Investors will receive an update on the Company’s strategic partnership with ADM, which is on track to launch a co-branded portfolio of seed-to-fork ingredients to ADM’s extensive customer base in the second quarter. Investors will also dive deeper into how the Company’s partnerships with Denofa and BioMar are expanding its reach into the European aquaculture market.

Leveraging dual premium soybean breeding to optimize the soy meal/oil complex: Investors will learn how Benson Hill is using the power of its CropOS technology platform and Crop Accelerator to expand its dual premium breeding program, simultaneously delivering value-added traits in both soy meal and oil. This approach dramatically expands the potential market impact across feed and oil markets.

Advancing pipeline varieties to market with predictive breeding and gene editing: The Company will provide an update on pipeline advancements featuring increased protein content, higher yield potential, and greater geographic diversity to augment the current non-GMO soy portfolio. Three new varieties will be released for 2024 commercial planting, and multiple additional new Ultra-High Protein (UHP) varieties are in final testing for a limited release in the 2024 season. The management team will also give an overview of how the Company has advanced to its third year of field testing its first wave of gene edited soy varieties developed using Benson Hill’s proprietary CRISPR gene editing technology. Finally, investors will hear how field and lab test results validated protein and functional specifications within the Company’s yellow pea pipeline, with the first proprietary commercial plantings slated for 2025 to serve the pet food market.

Developing UHP varieties with Enlist E3® soybean technology for market expansion in 2025: Benson Hill is also announcing that it has entered into a commercial license agreement with Corteva Agriscience and M.S. Technologies L.L.C. for Enlist E3® soybean technology in the U.S. The transgenic soybean event in Enlist E3® soybeans is jointly developed and owned by Corteva Agriscience and M.S. Technologies L.L.C. and was commercialized in 2019. The Company is committed to advancing high value varieties with near term impact in the pipeline, and the integration creates herbicide tolerance within Benson Hill’s UHP varieties. This expansion of the portfolio provides greater choice for farmers and flexibility for different geographies and end markets, including large U.S. feed markets such as poultry.

Executing a plan to achieve its near-term and 2025 financial targets: Management will reinforce a strong outlook for 2023, affirming its recent guidance for 40 percent to 50 percent year-over-year proprietary revenue growth and a more than doubling of consolidated gross profit. Persistent high supply chain costs required a shift to a targeted growth strategy to continue the profitable expansion of the Company’s proprietary product portfolio. The revised approach is expected to result in an approximately 50 percent year-over-year increase in 2023 planted soybean acres.

The Company expects the execution of its strategic objectives and other actions noted below to result in positive Adjusted EBITDA and free cash flow in 2025. Underpinning the expected achievement of this milestone are consolidated revenues greater than $400 million, with proprietary revenues of $300 million or greater, and expected consolidated gross margins of 25 percent.

Management is taking prudent actions to enhance its capital structure with the intention of fully funding the business to achieve its 2025 financial targets. Benson Hill has signed a non-binding term sheet with First National Bank of Omaha as administrative agent and arranger to provide up to a $100 million syndicated senior secured credit facility. The two parties expect to close the facility as early as the third quarter of this year, subject to obtaining binding commitments from a syndicate of lenders and execution of the final loan documents. The lending facility is expected to consist of a syndicate of commercial banks and include the following:
•$50 million line of credit;
•$20 million equipment loan; and
•$30 million term loan.

Management cannot make any guarantees regarding the new lending facility, however, the fully executed non-binding term sheet and ongoing discussions with FNBO provide management confidence that the successful completion will lower Benson Hill’s cost of capital and provide greater flexibility and liquidity.

The focus on cost discipline and efficient use of cash remains central to the Company’s achievement of its plans for growth. To help ensure that the Company has sufficient liquidity to meet its objectives, management is implementing a Liquidity Improvement Plan. As announced in an 8-K filing yesterday, the Company expects it will include:
•Operating Expense Reduction: Implement run-rate cost reductions of at least $20 million per year by 2024.
•Optimize Manufacturing Base: Enhance operational gains achieved through record production in the Company’s closed-loop soy processing facilities by exploring strategic options for its Seymour, Indiana, facility and further increasing capacity utilization at the Creston, Iowa, facility in coordination with utilizing assets available through current and future strategic partnerships.
•Minimize Working Capital: Increase free cash flow by optimizing acreage targets and other areas of working capital while ensuring achievement of proprietary revenue growth targets.

These collective actions are intended to improve liquidity by an estimated $65 million to $75 million through 2024 and reduce to $35 million to $45 million the amount of proceeds from equity and/or non-dilutive sources needed to fund the Company’s business plan to achieve positive cash flow in 2025.

A live video webcast of today’s executive management presentations is available at Benson Hill’s Investor Relations site under “Events & Presentations.” The webcast will begin at 10:30 a.m. EDT and continue until approximately 1 p.m. EDT. A replay of the webcast will be accessible following the completion of the event.

About Benson Hill
Benson Hill moves food forward with the CropOS® platform, a cutting-edge food innovation engine that combines data science and machine learning with biology and genetics. Benson Hill empowers innovators to unlock nature’s genetic diversity from plant to plate, with the purpose of creating nutritious, great-tasting food and ingredient options that are both widely accessible and sustainable. More information can be found at bensonhill.com or on Twitter at @bensonhillinc.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s Liquidity Improvement Plan and other actions to improve its capital structure and liquidity position; management’s strategy and plans for growth, including those intended to lower the cost of capital, increase return on capital and reduce costs; the Company’s current guidance regarding certain expected 2023 financial and operating results, including proprietary revenues and consolidated revenues and gross profit; plans to retire the Company’s existing debt early and replace it with a conventional lending facility of up to $100 million; plans to raise capital through equity and/or non-dilutive sources; plans to explore strategic options for the Company’s Seymour, Indiana facility and further increasing capacity at the Creston, Iowa facility; anticipated benefits of the Company’s existing and potential future strategic partnerships; the Company’s plans to fully fund the business to achieve its financial targets for 2025, including positive EBITDA and free cash flow; expectations regarding the sources of expected consolidated revenue and gross profit growth, including enhanced focus on higher margin product categories; the Company’s strategies, positioning, resources, capabilities, and expectations for future performance; and projections of consumer preferences and market opportunity. Factors that may cause actual results to differ materially from current expectations include, but are not limited to risks associated with the Company’s inability to improve its capital structure and liquidity position, whether through the Liquidity Improvement Plan or otherwise, or otherwise fail to lower the cost of capital, increase return on capital and reduce costs; the risk that the Company’s actions intended to fully fund the business to achieve its financial targets for 2025, including positive EBITDA and free cash flow, will be insufficient to achieve those objectives; risks associated with the Company’s ability to grow and achieve growth profitably, including continued access to the capital resources necessary for growth; the risk that the Company will be unable to renegotiate or retire any of its existing debt by entering into an amended or new facility in a timely manner, on favorable terms, or at all; risks relating to the failure to realize the anticipated benefits of the Company’s shelf registration statement, including its at-the-market facility, or otherwise fail to raise equity capital to supplement its cash needs; risks relating to potential dilution; the risk that the Company will not complete and realize the anticipated benefits of the divestiture of the Fresh business a timely manner or at all; risks associated with managing capital resources; risks associated with maintaining relationships with customers and suppliers and developing and maintaining partnering and licensing relationships; risks associated with changing industry conditions and consumer preferences; risks associated with the Company’s ability to generally execute on its business strategy; risks associated with the effects of global and regional economic, agricultural, financial and commodities markets; risks associated with the Company’s transition to becoming a public company; the effectiveness of the Company’s risk management strategies; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. The Company can make no assurances that it will be able to retire its existing debt early on the anticipated timeframe, or at all, or that it will be able to replace such debt with a conventional, lower cost, lending facility of up to $100 million, or any facility, on favorable terms, in a timely manner, or at all. Similarly, the Company can make no assurances that it will be able to raise proceeds of $35 million to $45 million, or any amount, through the issuance of equity and/or non-dilutive sources. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved, including without limitation, any expectations about our operational and financial performance or achievements through and including 2025. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.
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Media Contact
Benson Hill
Christi Dixon
636-359-0797
cdixon@bensonhill.com
Media Kit

Investor Contact
Benson Hill
Ruben Mella, CFA
314-714-6313
rmella@bensonhill.com